Capital Disclosures	12 Months Ended
Dec. 31, 2024
Statement of changes in equity [abstract]
Capital Disclosures	Capital Disclosures

Our objective when managing capital is to maintain adequate cash resources to support planned activities, including our clinical trial program, product manufacturing, administrative costs, and intellectual property expansion and protection. See note 1 for the discussion on our ability to continue as a going concern. We include shareholders' equity and cash and cash equivalents in the definition of capital.

	December 31, 2024	December 31, 2023
Cash and cash equivalents	$15,942	$34,912
Shareholders' equity	$5,983	$27,563
We have no debt other than accounts payable and accrued liabilities and lease liabilities. We also have commitments and potential contingent obligations relating to the completion of our research and development of pelareorep.
In managing our capital, we estimate our future cash requirements by preparing a budget and a multi-year plan annually for review and approval by our Board. The budget establishes the approved activities for the upcoming year and estimates the associated costs. The multi-year plan estimates future activity along with the potential cash requirements and is based on our assessment of our current clinical trial progress along with the expected results from the coming year’s activity. Budget to actual variances are prepared and reviewed by management and are presented quarterly to the Board.
Historically, funding for our plan is primarily managed through the issuance of additional common shares and common share purchase warrants that upon exercise are converted to common shares. Management regularly monitors the capital markets attempting to balance the timing of issuing additional equity with our progress through our clinical trial program, general market conditions, and the availability of capital. There are no assurances that funds will be made available to us when required.
On July 19, 2024, we renewed our short form base shelf prospectus (the "Base Shelf") that qualifies for distribution of up to $150 million of common shares, subscription receipts, warrants, or units (the "Securities") in either Canada, the U.S. or both. The Base Shelf will be effective until August 19, 2026. Under the Base Shelf, we may sell Securities to or through underwriters, dealers, placement agents, or other intermediaries. We may also sell Securities directly to purchasers or through agents, subject to obtaining any applicable exemption from registration requirements. The distribution of Securities may be performed from time to time in one or more transactions at a fixed price or prices, which may be subject to change, at market prices prevailing at the time of sale, or at prices related to such prevailing market prices to be negotiated with purchasers and as set forth in an accompanying Prospectus Supplement.
Renewing our Base Shelf provides additional flexibility when managing our cash resources as, under certain circumstances, it shortens the time required to close a financing and is expected to increase the number of potential investors that may be prepared to invest in the Company. Funds received from using our Base Shelf would be used in line with our Board approved budget and multi-year plan.
Our Base Shelf allowed us to enter into our ATM equity distribution agreement (see note 10). We plan on using this equity arrangement to assist us in achieving our capital objectives. This arrangement provided us with the opportunity to raise capital and better manage our cash resources.
We are not subject to externally imposed capital requirements, and there have been no changes in how we define or manage our capital in 2024.